Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2018
Lease Arrangements
Schedule of future minimum rentals, expected to be earned on non cancellable time charters

The future minimum rentals, expected to be earned on non-cancellable time charters consisted of the following as of December 31, 2018 (in thousands):

2019	$366,659
2020	345,174
2021	319,423
2022	257,533
2023	172,454
2024 and thereafter	116,111
Total future rentals	$1,577,354